
RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Rand Logistics, Inc.
NASDAQ: RLOG
Investor Presentation
February 2014

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2013.

Company Overview



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 50% market share in River Class segment
- High barriers to entry: legislative, geographic and economic
- Favorable market dynamics with a declining number of River Class ships and strong US/Canadian trade
- Diversified freight and customer base
- Over 95% of business under long-term contract creates recurring revenue and insulates from pricing pressure
- Low cost operating structure due to size and composition of fleet (i.e. river class, bow booms) and scheduling flexibility
- Strong track record of accretive acquisitions
- Opportunities to leverage fleet to take additional market share, improve efficiencies and enhance profitability

RAND LOGISTICS, INC.


SAGINAW
SAGINAW

RAND LOGISTICS, INC.



Investment Highlights



Favorable Asset Mix

Self-Unloading Bulk Carriers (12)

- Most efficient means of shipping on the Great Lakes
- Faster unloading; no on-shore operators; ideal for short hauls
- Represents over 85% of Rand's capacity


CUYAHOGA

Bulk Carriers (4)

- Ideal for long duration grain shipments and iron ore backhaul
- Cheaper to operate over long distances; requires land-side operators to unload
- Limited market competition, 18 Canadian vessels versus 120 two decades ago



Note: Vessel counts include both River Class and Mid Class vessels.

RAND LOGISTICS, INC.

High Legislative Barriers to Entry



- **Jones Act**
  - Limits competition to domestically constructed vessels and U.S. operators
- **Jones Act Compliant New Builds Not Economically Feasible**
  - Current freight rates and construction costs do not justify investment
  - Last self-propelled Great Lakes vessel built 20 years ago
  - Fresh water use extends vessel life
- **Foreign builds for Canadian flagged river class market not economically feasible**

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2 Rand/2	Algoma Central/16 Canada Steamship Lines/12[2] Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/5 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3[2]
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1 Central Marine (Arcelor Mittal)/1	Rand/4 Algoma Central/6[2] Canada Steamship Lines/8

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.

Favorable Market Demand Imbalance



Annual Self-Unloader River Class Carrying Capacity versus Great Lakes Flag Limestone Carriage (Annual & 15-Yr. Average)



Ton (Millions)
43
38
33
28
23
18
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Years
Great Lakes Annual Statistics for Limestone Carriage (NT)
Annual U.S. River Class Carrying Capacity (Est.)
Linear (15-Year Average Annual Limestone Carriage (NT))

19 BOATS

12 BOATS

RAND LOGISTICS, INC.



Diversified Freight & Customers

Long-term contracts provide insulation from any significant pricing pressure

Sample Key Customers:

MORTON SALT
Georgia-Pacific
CARMEUSE NATURAL CHEMICALS
ADM
KOCH CARBON, LLC
RICHARDSON
ESSAR STEEL
kraft foods make today delicious
Southwestern
Cleveland-Cliffs
sifto
Holcim
CASCO
Cargill
Essroc Italcementi Group
Parrish & Heimbecker, Limited
BUNGE
ArcelorMittal
LAFARGE

Cargo Mix
Dec. YTD FY 2014



Slag 2.0%
Pet Coke 0.9%
Coke 0.5%
Oxide 0.6%
Salt 9.6%
Grain 11.1%
Ore 11.0%
Coal 12.4%
Aggregates 51.9%

RAND LOGISTICS, INC.

Able to Leverage Customer Network



- Existing customer network based on long-term relationships create operating efficiencies and limits competitor penetration



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Drummond Island
Thessalon
Port Inland
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
Escanaba
LAKE HURON
Calcite
Stoneport
Alpena
WISCONSIN
Charlevoix
Midland
Toronto
LAKE ONTARIO
Green Bay
Manistee
Goderich
Ludington
Saginaw
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
Marysville
NEW YORK
LAKE MICHIGAN
Muskegon
Grand Haven
Holland
Milwaukee
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Marblehead
Chicago
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND LOGISTICS, INC.



Optimizing Returns on an Expanded Fleet

Ten Vessels Added Since 2006

- Most recently added three articulated tug and self-unloading barge units and two bulk carriers in 2011
- Added vessels operating for 2013 sailing season



Focus on Operational Excellence

- Upgraded shipboard personnel and restructured engineering department
- Initiated best practice maintenance protocols to minimize vessel downtime

Maximize Vessel Loaded Conditions

- Winning new business opportunities
- Improve tonnage mix to higher margin commodities
- Improve data capture and analytic capabilities
- Improve vessel efficiency and optimize trade patterns

RAND LOGISTICS, INC.


SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Financial Review

Financial Overview




Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Summary Historical Financial Results



- As the Company has grown, the powerful operating leverage in our business has accelerated profit growth.



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,935
$18,198
$3,205
$2,085
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
LTM Dec 2013

Sailing Days	2,883	3,148	3,143	3,338	3,721	3,922	4,122
# of Vessels	13	12	12	12	14	16	15

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

2013 Sailing Season Results to Date



- **Solid Operating Performance Despite Challenging Operating Environment**
  - Operating income plus depreciation and amortization up 6.0% to $40.7 million
  - Sailing Days increased 5.4%
  - Tonnage hauled increased 6.7% (despite overall declines on the Great Lakes)
  - Vessel operating costs per day reduced by approximately 2.8% or $2,087 per sailing day
- **Improved Operating Reliability of Fleet**
  - Recent investments yielding improvements
  - Lost Sailing Days due to incidents and mechanical delay days better than historical experience
  - Helping to offset challenging demand and weather
- **Demand Environment Improving**
- **Successfully Leveraging Network to Capture Market Share**
  - New business awards for 2014 sailing season should help rebalance commodity mix and improve trade patterns
  - Anticipate sailing 15 vessels
  - Operating efficiencies should enhance vessel margin per day in 2014 sailing season

YTD HIGHLIGHTS (12/31/13):	
Tonnage hauled:	+6.7%
Marine Freight Revenue:	+8.6%
Sailing Days:	+5.4% / +200 days
Vessels Operated:	15
Mechanical Delays:	-33%
Vessel operating costs/day:	-$2,087
Vessel margin/day:	$12,927
Operating Income plus D&A	+6.0%

RAND LOGISTICS, INC.

Operational Overview



Key Metrics

Nine Months Ended December 2012 vs. December 2013


Sailing Days
5,000
4,000
3,000
2,000
1,000
3,718
5.4%
3,918
Dec YTD FY2013
Dec YTD FY2014


Marine Freight Revenue per Day
32,000
30,000
28,000
26,000
30,315
3.1%
31,248
Dec YTD FY2013
Dec YTD FY2014


Delay Days
500
400
300
200
100
0
354
13.0%
400
Dec YTD FY2013
Dec YTD FY2014

- Vessel utilization increased from 88% for Dec. YTD FY2013 to 95% for Dec YTD FY2014 of the theoretical maximum of 4,125 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, increased from 9.5% for Dec. YTD FY2013 to 10.2% for Dec. YTD FY2014.

RAND LOGISTICS, INC.



Capital Structure

(US Dollars 000's)	December 31, 2013	March 31, 2013
Cash and cash equivalents	$2,550	$848
Total current assets	$29,029	$14,801
Total assets	$264,637	$270,838
Revolver outstanding (seasonal)	$4,380	$5,997
Long-term debt	$138,407	$143,390
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900
Total stockholders' equity	$73,575	$72,418
F/X Rate at the end of period	$0.940 USD per CAD	$0.984 USD per CAD

RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Outlook



- **Substantially Renewed Existing Material Customer Contracts Up for Renewal**
- **Significant New Business Awarded for 2014 Sailing Season**
  - Secured in excess of 250 sailing days of long-term contractual business
  - Expected to rebalance commodity mix, optimize scheduling and trade patterns and improve efficiencies
- **Currently Budgeting Operating 3,993 days in 2014 Sailing Season versus 3,918 days in 2013 Sailing Season**
- **Customer Tonnage Nominations for 2014 Sailing Season Reflect Improved Demand Climate**
  - Tonnage projected to increase 14% to 24.5 million tons
  - Aggregates demand to see modest improvement
  - Iron ore demand to increase materially
  - Salt tonnage to be driven by new business win and anticipated restocking
  - Grain business to benefit from record crop and improved utilization of our largest bulk carrier
  - Coal tonnage to benefit from new contract

Fiscal Year 2015 Insights and Outlook



- **Trip Reporting System to Maximize Efficiency of Scheduling**
  - Application installed and tested
  - Fleet wide for 2014 Sailing Season
- **Capital Expenditures and Dry Docking Estimated at $13 million for Fiscal 2015**
- **Discussions Advancing to Refinance Preferred Dividends**

RAND LOGISTICS, INC.

In Conclusion



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 50% market share in River Class segment
- High barriers to entry: legislative, geographic and economic
- Favorable market dynamics with a declining number of River Class ships and strong US/Canadian trade
- Diversified freight and customer base
- Over 95% of business under long-term contract creates recurring revenue and insulates from pricing pressure
- Low cost operating structure due to size and composition of fleet (i.e. river class, bow booms) and scheduling flexibility
- Strong track record of accretive acquisitions
- Opportunities to leverage fleet to take additional market share, improve efficiencies and enhance profitability

RAND LOGISTICS, INC.